Exhibit 99.1

Metagenomi Therapeutics Reports Business Updates and Full Year 2025 Financial Results

Completed pre-IND meeting following MGX-001 preclinical data demonstrating curative FVIII activity in non-human primates (NHPs) and remains on track for global regulatory submission including investigational new drug application (“IND”) in 4Q 2026

Announced corporate name change to Metagenomi Therapeutics, Inc. to reflect Company’s strategic evolution

$160.8 million in cash, cash equivalents and available-for-sale marketable securities as of December 31, 2025 with runway anticipated to support operations through 4Q 2027

EMERYVILLE, Calif., MARCH 5, 2026 (GLOBE NEWSWIRE) -- Metagenomi Therapeutics, Inc. (Nasdaq: MGX) (the “Company”), an in vivo genome editing company capitalizing on its proprietary technologies to create curative genetic medicines for patients, today reported financial results for the full year ended December 31, 2025, and provided business updates.

“2025 was a pivotal year for Metagenomi as we sharpened our strategic focus, advanced our core genome-editing technologies, and continued to demonstrate the breadth and durability of our technology across multiple therapeutic areas,” said Jian Irish, Ph.D., M.B.A., President and Chief Executive Officer of the Company. “Over the year, we made meaningful progress across our pipeline and collaborations, which reinforce the versatility of our signature technologies and our ability to engineer differentiated genome-editing solutions tailored to specific disease contexts. With our corporate rebranding, we are entering 2026 with a clearer identity and mission centered on unlocking the full potential of precision genetic medicines.”

Fourth Quarter 2025 Updates

MGX-001 - Hemophilia A Program

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Announced preclinical data from MGX-001 hemophilia A program that demonstrated curative FVIII activity in NHPs for a therapy with best-in-class treatment potential supporting advancement into clinical development.
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Completed a pre-IND meeting for MGX-001 and remain on track for regulatory submission to advance global clinical program, including an IND in the fourth quarter of 2026, and subject to regulatory clearance, initiate clinical trials in 2027.

Secreted Protein Deficiencies

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Demonstrated in vivo proof-of-concept in NHPs for Antithrombin (AT-III) Deficiency evidencing the potential to expand the MGX-001 site-specific genome integration system into additional curative therapies for secreted protein disorders.

Cardiometabolic Indications

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Presented preclinical data supporting APOC3 as a new collaboration target with Ionis Pharmaceuticals (“Ionis”) at the Nature Conference, “Cracking the Code: Nucleic Acid Medicines Coming of Age.”
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APOC3 is a part of Wave 1 of the Ionis collaboration, which includes four targets in significant cardiometabolic indications.
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Completed corporate name change to Metagenomi Therapeutics, Inc. to reflect the Company’s strategic evolution focused on advancing its lead program in hemophilia A and other compelling programs and technologies that have the highest probability of success.

Full Year 2025 Financial Results

Cash Position: Cash, cash equivalents, and available-for-sale marketable securities were $160.8 million as of December 31, 2025.

R&D Expenses: Research and development (R&D) expenses were $94.4 million for the full year ended December 31, 2025, compared to $109.2 million for the full year ended December 31, 2024.

G&A Expenses: General and administrative (G&A) expenses were $26.8 million for the full year ended December 31, 2025, compared to $32.0 million for the full year ended December 31, 2024.

About Metagenomi Therapeutics

Metagenomi Therapeutics, Inc. is an in vivo genome editing company capitalizing on its proprietary technologies to create curative genetic medicines for patients. The Company was founded on the science of metagenomics, the study of genetic materials recovered from the natural environment, to discover and develop a suite of novel editing tools potentially capable of correcting any type of genetic mutation found anywhere in the human genome. The Company focuses on high value programs in disease indications with well-understood biology and clearly defined clinical development and regulatory pathways. Going forward, the Company intends to continue to expand its pipeline by leveraging its proprietary genetic editing capabilities in site specific deletion, integration and correction.

MGX-001, the Company’s lead, wholly-owned development program in hemophilia A, has demonstrated a preclinical profile potentially competitive with best-in-class treatment options, including targeted genome editing and durable gene expression in a one-time treatment. MGX-001 is designed to provide curative, life-long protection from bleeding events and joint damage in adults and children with hemophilia A. The Company is also currently pursuing other secreted protein deficiencies leveraging the MGX-001 site-specific genome integration system and partnered assets targeting cardiometabolic diseases. For more information, please visit https://metagenomi.co.

Cautionary Note Regarding Forward‐Looking Statements

This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, each as amended. Such statements, which are often indicated by terms such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “goal,” “intend,” “look forward to,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “will,” “would” and similar expressions include, but are not limited to, any statements relating to our product development programs, including the timing of and our ability to conduct IND-enabling studies and make regulatory filings such as INDs, expectations regarding MGX-001 including the preclinical profile being potentially competitive with best-in-class treatment options and timing to submit the IND/CTA package, statements regarding the Company’s plans to prioritize its preclinical pipeline and potential for value creation and sustainable growth, statements regarding upcoming milestones, statements concerning the potential of therapies and product candidates, statements concerning the impact of the organizational restructuring, statements concerning our anticipated cash runway, and any other statements that are not historical facts. Forward-looking statements are based on management’s current expectations and are subject to risks and uncertainties that could negatively affect our business, operating results, financial condition, and stock value. Factors that could cause actual results to differ materially from those currently anticipated include: risks relating to our growth strategy; our ability to obtain, perform under, and maintain financing and strategic agreements and relationships; risks relating to the results of research and development activities; risks relating to the timing of IND submissions and starting and completing clinical trials; uncertainties relating to preclinical and clinical testing; our dependence on third party suppliers; our ability to attract, integrate and retain key personnel; the early stage of products under development; our need for substantial additional funds; government regulation and the current regulatory environment; patent and intellectual property matters; competition; the volatility of capital markets and other adverse macroeconomic factors; as well as other risks described in “Risk Factors,” in our most recent Form 10-K and other risk factors set forth from time to time in our filings with the Securities and Exchange Commission made pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended. We expressly disclaim any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in our expectations or any changes in events, conditions or circumstances on which any such statement is based, except as required by law, and we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

Investor Contact:

Stephen Jasper

Gilmartin Group

stephen@gilmartinir.com

Condensed Financial Statements

Condensed Balance Sheet Data

(Unaudited)

	December 31,	December 31,
(in thousands)	2025	2024
Cash, cash equivalents and available-for-sale marketable securities	$160,799	$248,307
Total assets	$221,103	$324,599
Total liabilities	$62,507	$89,742
Total stockholders’ equity	$158,596	$234,857
Total liabilities and stockholders’ equity	$221,103	$324,599

Condensed Statements of Operations

(Unaudited)

	Years Ended December 31,
(in thousands, except share and per share data)	2025	2024
Collaboration revenue	$25,210	$52,295
Operating expenses:
Research and development	94,433	109,179
General and administrative	26,790	32,017
Total operating expenses	121,223	141,196
Loss from operations	(96,013)	(88,901)
Other income (expense):
Interest income	9,470	14,722
Change in fair value of long-term investments	(1,292)	(9,185)
Other expense, net	(91)	(207)
Total other income, net	8,087	5,330
Net loss before benefit from income taxes	(87,926)	(83,571)
Benefit from income taxes	58	5,513
Net loss	$(87,868)	$(78,058)
Net loss per share attributable to common stockholders, basic and diluted	$(2.36)	$(2.36)
Weighted average common shares outstanding, basic and diluted	37,251,050	33,027,889